UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Amerigon Incorporated (the “Company”) held on June 24, 2011 (the “2011 Annual Meeting”), the shareholders approved the Amerigon Incorporated 2011 Equity Incentive Plan (the “Plan”). The Plan provides for the award to key employees, outside directors, consultants and advisors of the Company and its subsidiaries of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based shares and other awards which are denominated or payable in, valued by reference to, or otherwise based on our common stock. The Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”).

The Plan is effective as of March 22, 2011, the date the Board approved the Plan, and may be terminated or, subject to certain provisions of the Plan, amended at any time by the Board. Unless sooner terminated by the Board, the Plan will terminate on March 22, 2021. Subject to certain adjustments as set forth in the Plan, awards may be granted for a maximum of 850,000 shares of our common stock during its term. Of this amount, the maximum number that may be issued in the form of “full value awards” is limited to 50,000 shares. The Plan prohibits amending the terms of outstanding awards to reduce the exercise price of outstanding stock options or stock appreciation rights or to cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without shareholder approval.

The foregoing summary is qualified in its entirety by reference to the Plan, which is listed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2011 Annual Meeting, the shareholders also approved an amendment to Article III, Section A of the Company’s Articles of Incorporation (the “Articles”) to increase the authorized number of shares of the Company’s common stock from 30,000,000 to 55,000,000. The Company filed the Certificate of Amendment to the Articles of Incorporation reflecting this modification with the Michigan Department of Licensing and Regulatory Affairs Bureau of Commercial Services on June 29, 2011 (the “Amendment”).

The foregoing summary is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Set forth below is the amended text marked to show the changes made to Article III, Section A of the previous version of the Articles:

“The total number of shares which the corporation is authorized to issue is ~~35,000,000~~60,000,000, of which ~~30,000,000~~ 55,000,000 shall be Common Stock, without par value, and 5,000,000 shall be Preferred Stock, without par value.”

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

3.1	Certificate of Amendment to the Articles of Incorporation, filed with the Michigan Department of Licensing and Regulatory Affairs Bureau of Commercial Services on June 29, 2011

10.1	Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the Commission on May 20, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/S/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: June 29, 2011

EXHIBIT INDEX

Number	Description

3.1	Certificate of Amendment to the Articles of Incorporation, filed with the Michigan Department of Licensing and Regulatory Affairs Bureau of Commercial Services on June 29, 2011

10.1	Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the Commission on May 20, 2011)